Statement of Additional Information Supplement	September 3, 2015

Appleseed Fund

Statement of Additional Information dated January 28, 2015

The following is added as the final paragraph of the Proxy Voting Policy section:

In addition to voting proxies of portfolio companies held by the Fund, the Adviser may at times engage in additional forms of shareholder advocacy on behalf of the Fund. For example, the Adviser may engage in dialogue with management or shareholders of a portfolio company and the public to express its views on proposals to shareholders. On occasion, the Adviser may submit shareholder proposals to encourage portfolio companies to take action, such as implementing policies to improve transparency, reduce risk, or enhance long-term shareholder value.